EXHIBIT 99.3



                              In re: Fn Estate, Inc.
                                    Debtors.

                                Case No. 03-23143

                          Reporting Period: June, 2004


            Privileged and Confidential Information may be Included

                                                    UNITED STATES BANKRUPTCY COURT
                                                   EASTERN DISTRICT OF PENNSYLVANIA

In re: FN Estate, Inc.                                                                                             Case No. 03-23143
Debtors.                                                                                                Reporting Period: June, 2004

                                                      FN Estate, Inc.
                                                 MONTHLY OPERATING REPORT
                                                   ($ IN REAL NUMBERS)
------------------------------------------------------------------------------------------------------------------------------------

                  FILE WITH COURT AND SUBMIT COPY TO UNITED STATES TRUSTEE WITHIN 20 DAYS AFTER END OF MONTH

Submit copy of report to any official committee appointed in the case.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   DOCUMENT     EXPLANATION
REQUIRED DOCUMENTS                                                             FORM NO.            ATTACHED      ATTACHED
------------------------------------------------------------------------------------------------------------------------------------
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS                                  MOR - 1                  X
------------------------------------------------------------------------------------------------------------------------------------
           Bank Reconciliation (or copies of debtor's bank reconciliations)  MOR-1(CON'T)             X
------------------------------------------------------------------------------------------------------------------------------------
           Copies of Bank Statements                                                                  X
------------------------------------------------------------------------------------------------------------------------------------
           Cash disbursements journals                                                                X
------------------------------------------------------------------------------------------------------------------------------------
STATEMENT OF OPERATIONS                                                      MOR - 2                  X
------------------------------------------------------------------------------------------------------------------------------------
BALANCE SHEET                                                                MOR - 3                  X
------------------------------------------------------------------------------------------------------------------------------------
STATUS OF POSTPETITION TAXES                                                 MOR - 4                  X
------------------------------------------------------------------------------------------------------------------------------------
           Copies of IRS Form 6123 or payment receipt
------------------------------------------------------------------------------------------------------------------------------------
           Copies of tax returns filed during reporting period                                        X
------------------------------------------------------------------------------------------------------------------------------------
SUMMARY OF UNPAID POST PETITION DEBTS                                        MOR - 4                  X
------------------------------------------------------------------------------------------------------------------------------------
           Listing of aged accounts payable                                                           X
------------------------------------------------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING                                 MOR - 5                  X
------------------------------------------------------------------------------------------------------------------------------------
DEBTOR QUESTIONNAIRE                                                         MOR - 5                  X
------------------------------------------------------------------------------------------------------------------------------------

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

---------------------------------------------------------------------------                           ------------------------------
Signature of Debtor                                                                                   Date

---------------------------------------------------------------------------                           ------------------------------
Signature of Joint Debtor                                                                             Date

/s/ R. Barry Borden                                                                                   Aug 18, 2004
---------------------------------------------------------------------------                           ------------------------------
Signature of Authorized Individual*                                                                   Date

R. Barry Borden                                                                                       Chairman and President
---------------------------------------------------------------------------                           ------------------------------
Printed Name of Authorized Individual                                                                 Title of Authorized Individual


                         UNITED STATES BANKRUPTCY COURT
                        EASTERN DISTRICT OF PENNSYLVANIA

In re:  FN Estate, Inc.                                        Case No. 03-23143
Debtors.                                            Reporting Period: June, 2004


                                  FN Estate, Inc.
                   SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
                               ($ IN REAL NUMBERS)
--------------------------------------------------------------------------------
                                                      CURRENT       CUMULATIVE
                                                       MONTH      FILING TO DATE
                                                       ACTUAL         ACTUAL
--------------------------------------------------   ------------   ------------
CASH - BEGINNING OF MONTH *                          $ 3,106,889    $   938,508
--------------------------------------------------   ------------   ------------

--------------------------------------------------   ------------   ------------
RECEIPTS:
--------------------------------------------------   ------------   ------------
Collection of Accounts Receivable                         40,657     11,811,962
--------------------------------------------------   ------------   ------------
Asset Sale Proceeds                                           --      5,905,707
--------------------------------------------------   ------------   ------------
Other                                                    492,821      6,454,479
--------------------------------------------------   ------------   ------------
  TOTAL RECEIPTS                                         533,478     24,172,149
--------------------------------------------------   ------------   ------------

--------------------------------------------------   ------------   ------------
DISBURSEMENTS:
--------------------------------------------------   ------------   ------------
Payroll and Related Benefits                               7,909      5,531,375
--------------------------------------------------   ------------   ------------
Travel and Entertainment                                   1,774         82,803
--------------------------------------------------   ------------   ------------
Insurance                                                  5,000        220,780
--------------------------------------------------   ------------   ------------
Utilities                                                     --      9,633,543
--------------------------------------------------   ------------   ------------
Occupancy                                                 21,038        726,059
--------------------------------------------------   ------------   ------------
Other                                                         --            537
--------------------------------------------------   ------------   ------------
G&A                                                    1,022,523      6,333,437
--------------------------------------------------   ------------   ------------
  TOTAL DISBURSEMENTS                                  1,058,244     22,528,534
--------------------------------------------------   ------------   ------------

--------------------------------------------------   ------------   ------------
  NET CASH FLOW                                         (524,766)     1,643,615
--------------------------------------------------   ------------   ------------

--------------------------------------------------   ------------   ------------
CASH - END OF MONTH                                  $ 2,582,123    $ 2,582,123
--------------------------------------------------   ------------   ------------


* Ending Cash includes $314,568 of restricted cash related to Applied Theory Estate, (HSBC account).

                     THE FOLLOWING SECTION MUST BE COMPLETED

--------------------------------------------------------------------------------
DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES
(FROM CURRENT MONTH COLUMN)
--------------------------------------------------------------------------------
TOTAL DISBURSEMENTS                                               $  1,058,244
--------------------------------------------------------------------------------
Less: Transfers to Debtor In Possession Accounts
--------------------------------------------------------------------------------
Plus: Estate Disbursements Made by Outside
      Sources (i.e. from escrow accounts)
--------------------------------------------------------------------------------
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE
QUARTERLY FEES                                                    $  1,058.244
--------------------------------------------------------------------------------

                                             UNITED STATES BANKRUPTCY COURT
                                            EASTERN DISTRICT OF PENNSYLVANIA

In re: FN Estate, Inc.                                                                                             Case No. 03-23143
Debtors.                                                                                                Reporting Period: June, 2004

                                                      FN Estate, Inc.
                                                   BANK RECONCILIATION
                                                  ($ IN REAL NUMBERS)
------------------------------------------------------------------------------------------------------------------------------------
                                                           BANK ACCOUNTS
------------------------------------------------------------------------------------------------------------------------------------
                   WACHOVIA         WACHOVIA
                   OPERATING        CREDIT     SILICON                     CORP                      PETTY
                   DIP              CARD       VALLEY       HSBC *         DEBIT        HUDSON       CASH         TOTAL
                   -----------------------------------------------------------------------------------------------------------------
BALANCE
 PER BOOKS         $ 2,248,402.89   $     --   $ 2,868.66   $ 314,532.85   $   764.31   $15,038.80   $   515.59   $ 2,582,122.92

BANK BALANCE       $ 2,323,064.77              $ 2,868.66   $ 314,532.85   $   764.31   $15,038.80   $   515.59   $ 2,656,784.80
 Plus:
  Deposits
  In Transit                                                                                                                  --
 Less: Outstanding
  Checks               (74,661.88)                                                                                    (74,661.88)
 Other: Adjustment
                   -----------------------------------------------------------------------------------------------------------------
BALANCE PER BOOKS  $ 2,248,402.89   $     --   $ 2,868.66   $ 314,532.85   $   764.13   $15,038.80   $   515.59   $ 2,582,122.92
                   =================================================================================================================

* Bank Account HSBC represents Restricted cash related to Applied Theory Estate.

EXPLANATIONS:
------------------------------------------------------------------------------------------------------------------------------------

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                                                          Page 4 of 8

                         UNITED STATES BANKRUPTCY COURT
                        EASTERN DISTRICT OF PENNSYLVANIA

In re: FN Estate, Inc.                                         Case No. 03-23143
Debtors.                                            Reporting Period: June, 2004

                                  FN Estate, Inc.
                             STATEMENT OF OPERATIONS
                               ($ IN REAL NUMBERS)
--------------------------------------------------------------------------------
                                                                    CUMULATIVE
                                                      JUNE        FILING TO DATE
--------------------------------------------------------------------------------

Net Revenues                                       $     40,716    $ 14,882,893
Cost of Sales                                           100,159      10,971,659
                                                   -----------------------------
  GROSS MARGIN                                     $    (59,443)   $  3,911,233

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES:
  Marketing & Selling Expenses                     $       (165)   $    932,435
  G&A Payroll Expenses                                   67,060       3,876,814
  Occupancy Expenses                                      3,957         401,530
  Bankruptcy Expenses                                   142,501       2,804,379
  General and Administrative Expenses                    22,804       3,656,857
  Depreciation and Amortization                              --       2,594,695
                                                   -----------------------------
     TOTAL SG&A EXPENSES                           $    236,157    $ 14,266,709
                                                   -----------------------------
  Operating Income (Loss)                          $   (295,601)   $(10,355,476)

OTHER INCOME (EXPENSE):
  Interest Expense                                 $         --    $  3,720,371
  Interest Income                                         4,050         (22,765)
  Other                                                   9,798      (6,470,800)
  Impairment  / Restructuring Charges                        --      17,053,482
                                                   -----------------------------
TOTAL OTHER INCOME (EXPENSE)                       $     13,848    $ 14,280,289


                                                   -----------------------------
NET INCOME INCLUDING REORGANIZATION ITEMS          $   (281,753)   $  3,924,813
================================================================================

REORGANIZATION ITEMS:
Professional Fees                                  $    142,501    $  2,793,129
U.S. Trustee Quarterly Fee                                   --          11,250
Interest Earned on Accumulated Cash from Ch.11               --              --
Gain (Loss) From Sale of Equipment                           --              --
Gain on pre-petition real estate valuation                   --              --
                                                   -----------------------------
TOTAL REORGANIZATION ITEMS                         $    142,501    $  2,804,379

                         UNITED STATES BANKRUPTCY COURT
                        EASTERN DISTRICT OF PENNSYLVANIA

In re:  FN Estate, Inc.                                        Case No. 03-23143
Debtors.                                            Reporting Period: June, 2004

                                  FN Estate, Inc.
                                  BALANCE SHEET
                               ($ IN REAL NUMBERS)
--------------------------------------------------------------------------------
                                                               BOOK VALUE AT END
                                                                   OF CURRENT
ASSETS                                                          REPORTING MONTH
--------------------------------------------------------------------------------
CURRENT ASSETS
  Cash & Cash Equivalents                                         $   2,267,590
  Restricted Cash                                                       314,533

  Accounts Receivable                                                 3,909,222
  Less: Allowance for doubtful accounts                               2,555,146
                                                                  --------------
    NET ACCOUNTS RECEIVABLE                                           1,354,075

  Prepaid and Other Current Assets                                      251,582

  Notes and Other Receivables  - US Lec                               1,133,694

  Property and Equipment, net                                             1,000
  Other Assets                                                        1,184,809
                                                                  --------------
    TOTAL ASSETS                                                  $   6,507,283
================================================================================

--------------------------------------------------------------------------------
                                                               BOOK VALUE AT END
                                                                   OF CURRENT
LIABILITIES & STOCKHOLDERS' EQUITY                               REPORTING MONTH
--------------------------------------------------------------------------------
LIABILITIES NOT SUBJECT TO COMPROMISE:
  Accounts Payable                                                $     418,795
  Other Accrued Liabilities                                           2,930,918
  Deferred Revenue                                                      680,249
                                                                  --------------
                                                                      4,029,963

  Other Liabilities                                                      13,662
                                                                  --------------
    TOTAL POSTPETITION LIABILITIES                                    4,043,625

    DUE TO RELATED COMPANIES                                         12,088,214

LIABILITIES SUBJECT TO COMPROMISE:
  Secured Debt                                                           84,116
  Priority Debt                                                         279,800
  Unsecured Debt                                                     15,906,615
                                                                  --------------
    TOTAL PRE-PETITION LIABILITIES                                   16,270,531

STOCKHOLDERS' EQUITY:
  Common and Preferred Stock                                         78,434,584
  Note Receivable                                                       (75,880)
  Accumulated deficit                                              (102,826,539)
  Treasury Cost                                                      (1,427,252)
                                                                  --------------
    TOTAL SHAREHOLDERS EQUITY                                       (25,895,087)

                                                                  --------------
TOTAL LIABILITIES & STOCKHOLDERS' EQUITY                          $   6,507,283
================================================================================

                                      UNITED STATES BANKRUPTCY COURT
                                     EASTERN DISTRICT OF PENNSYLVANIA

In re: FN Estate, Inc.                                                                    Case No. 03-23143
Debtors.                                                                       Reporting Period: June, 2004

                                            FN Estate, Inc.
                                    STATUS OF POSTPETITION TAXES
                                         ($ IN REAL NUMBERS)

-----------------------------------------------------------------------------------------------------------
                          BEGINNING    AMOUNT
                             TAX      WITHHELD        AMOUNT                         CHECK NO.   ENDING TAX
                          LIABILITY  OR ACCRUED        PAID          DATE PAID        OR EFT      LIABILITY
-----------------------------------------------------------------------------------------------------------
FEDERAL
===========================================================================================================
Withholding                $      --   $  3,871.87  $  3,871.87  6/03 & 6/17/04    EFT-ADP      $       --
-----------------------------------------------------------------------------------------------------------
FICA - Employee                   --      1,965.76     1,965.76  6/03 & 6/17/04    EFT-ADP              --
-----------------------------------------------------------------------------------------------------------
FICA - Employer             4,776.21      3,508.15     1,965.76  6/03 & 6/17/04    EFT-ADP        6,318.60
-----------------------------------------------------------------------------------------------------------
Unemployment                      --            --           --  6/03 & 6/17/04    EFT-ADP              --
-----------------------------------------------------------------------------------------------------------
Income                            --                                                                    --
-----------------------------------------------------------------------------------------------------------
Other                             --                                                                    --
-----------------------------------------------------------------------------------------------------------
   TOTAL FEDERAL TAXES     $4,776.21   $  9,345.78  $  7,803.39                                 $ 6,318.60
===========================================================================================================
STATE AND LOCAL
-----------------------------------------------------------------------------------------------------------
Withholding                $ (282.64)  $  1,085.95  $  1,085.95  6/03 & 6/17/04       EFT       $  (282.64)
-----------------------------------------------------------------------------------------------------------
Sales                        (232.88)     5,078.18           --                                   4,845.30
-----------------------------------------------------------------------------------------------------------
Excise                            --                                                                    --
-----------------------------------------------------------------------------------------------------------
Unemployment and Disability    87.18         24.79       111.97  6/03 & 6/17/04       EFT               --
-----------------------------------------------------------------------------------------------------------
Real Property                     --                                                                    --
-----------------------------------------------------------------------------------------------------------
Personal Property                 --                                                                    --
-----------------------------------------------------------------------------------------------------------
Other: OPT                     10.00            --           --                                      10.00
-----------------------------------------------------------------------------------------------------------
       State Corp                 --                                                                    --
-----------------------------------------------------------------------------------------------------------
       Local                      --                                                                    --
-----------------------------------------------------------------------------------------------------------
   TOTAL STATE AND LOCAL   $ (418.34)  $  6,188.92  $  1,197.92                                 $ 4,572.66
-----------------------------------------------------------------------------------------------------------
TOTAL TAXES                $4,357.87   $ 15,534.70  $  9,001.31                                 $10,891.26
===========================================================================================================

                                          SUMMARY OF UNPAID POST PETITION DEBTS
                                                   ($ IN REAL NUMBERS)
---------------------------------------------------------------------------------------------------------------
                                                               NUMBER OF DAYS PAST DUE
                                              -----------------------------------------------------------------
                                                   0-30         31-60        61-90      OVER 90      TOTAL
---------------------------------------------------------------------------------------------------------------

Accounts Payable                              $     (4.37)  $157,297.87   $54,132.02  $142,874.03  $354,299.55
---------------------------------------------------------------------------------------------------------------
Wages Payable                                   76,982.49                                            76,982.49
---------------------------------------------------------------------------------------------------------------
Taxes Payable                                   10,891.23                                            10,891.23
---------------------------------------------------------------------------------------------------------------
Rent/Leases - Building                                 --            --           --     3,137.96     3,137.96
---------------------------------------------------------------------------------------------------------------
Rent/Leases - Equipment                                --            --           --    45,647.92    45,647.92
---------------------------------------------------------------------------------------------------------------
Secured Debt/Adequate Protection Payments                                                                   --
---------------------------------------------------------------------------------------------------------------
Professional Fees                                                    --           --    15,709.67    15,709.67
---------------------------------------------------------------------------------------------------------------
Amounts Due to Insiders *                                                                                   --
---------------------------------------------------------------------------------------------------------------
Other:                                                                                                      --
---------------------------------------------------------------------------------------------------------------
Other:                                                                                                      --
---------------------------------------------------------------------------------------------------------------
TOTAL POSTPETITION DEBTS                      $ 87,869.35   $157,297.87   $54,132.02  $207,369.58  $506,668.82
===============================================================================================================
* "INSIDER" IS DEFINED IN 11 U.S.C. SECTION 101(31)

Explain how and when the Debtor intends to pay any past-due postpetition debts.

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

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                                            Page 7 OF 8

                                                  UNITED STATES BANKRUPTCY COURT
                                                EASTERN DISTRICT OF PENNSYLVANIA

In re: FN Estate, Inc.                                         Case No. 03-23143
Debtors.                                            Reporting Period: June, 2004

                                  FN Estate, Inc.
                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING
                               ($ IN REAL NUMBERS)
--------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE RECONCILIATION                                     AMOUNT
------------------------------------------------------------------  ------------
Total Accounts Receivable at the beginning of the reporting period  $ 3,933,022
+ Amounts billed during the period                                       14,192
- Amounts collected during the period                                   (40,657)
+ Adjustments (Credit Memos, Debit Memos, journal entries)                2,665
+ Other Adjustments                                                          --
------------------------------------------------------------------  ------------
TOTAL ACCOUNTS RECEIVABLE AT THE END OF THE REPORTING PERIOD        $ 3,909,222
================================================================================

------------------------------------------------------------------  ------------
ACCOUNTS RECEIVABLE AGING                                              AMOUNT
------------------------------------------------------------------  ------------
0 - 30 days old                                                     $    59,835
31 - 60 days old                                                         69,297
61 - 90 days old                                                         94,239
91+ days old                                                          3,685,851
------------------------------------------------------------------  ------------
TOTAL ACCOUNTS RECEIVABLE                                             3,909,222
Amount considered uncollectable (Bad Debt)                           (2,555,146)
------------------------------------------------------------------  ------------
ACCOUNTS RECEIVABLE (NET) (EXCLUDING ACCRUALS)                      $ 1,354,075
================================================================================



                              DEBTOR QUESTIONNAIRE

Please provide an explanation below for any yes answers.
--------------------------------------------------------------------------------
    MUST BE COMPLETED EACH MONTH                                     YES     NO
-------------------------------------------------------             -----  -----
1.  Have any assets been sold or transferred
    outside the normal course of business this
    reporting period?                                                        X
-------------------------------------------------------             -----  -----
2.  Have any funds been disbursed from any
    account other than a debtor in possession
    accounts this reporting period?                                          X
-------------------------------------------------------             -----  -----
3.  Have any prepetition taxes been paid
    during the reporting period?                                             X
-------------------------------------------------------             -----  -----
4.  Have all postpetition tax returns been
    timely filed?                                                     X
-------------------------------------------------------             -----  -----
5.  Are any postpetition real estate taxes
    past due?                                                                X
-------------------------------------------------------             -----  -----
6.  Are any postpetition state or federal
    income taxes past due?                                                   X
-------------------------------------------------------             -----  -----
7.  Are any postpetition payroll taxes past due?                             X
-------------------------------------------------------             -----  -----
8.  Are any other postpetition taxes past due?                               X
-------------------------------------------------------             -----  -----
9.  Are any amounts owed to postpetition
    creditors past due?                                                      X
-------------------------------------------------------             -----  -----
10. Have any postpetition loans been received
    by the debtor from any party?                                            X
-------------------------------------------------------             -----  -----
11. Have any payments been made on prepetition
    liabilities this reporting period?                                       X
-------------------------------------------------------             -----  -----
12. Are any wage payments past due?                                          X
-------------------------------------------------------             -----  -----
13. Are any postpetition receivable (accounts,
    notes, or loans) due from related parties?                               X
-------------------------------------------------------             -----  -----

EXPLANATIONS:
--------------------------------------------------------------------------------

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                                   Page 8 of 8